       EMPLOYEE STOCK OWNERSHIP PLAN OF FRONTIER AIRLINES, INC. EGTRRA AMENDMENT                        1
                                                      AMENDMENT OF THE
                                              EMPLOYEE STOCK OWNERSHIP PLAN OF
                                                  FRONTIER AIRLINES, INC.
                                                         FOR EGTRRA

                                                          PREAMBLE

         1.       Adoption and effective date of amendment.  This  amendment of the Employee  Stock  Ownership Plan of Frontier  Airlines,  Inc. (the "Plan") is adopted to reflect  certain  provisions of the Economic Growth and Tax
Relief  Reconciliation  Act of 2001  ("EGTRRA")  This  amendment  is  intended  as good faith  compliance  with the requirements  of EGTRRA and is to be construed in accordance  with EGTRRA and guidance  issued  thereunder.  Except as otherwise  provided,  this  amendment  shall be  effective as of the first day of the first plan year  beginning after December 31, 2001.

         2.       Supersession  of  inconsistent  provisions.  This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                                     AMENDMENT

         SECTION 1.  LIMITATIONS ON CONTRIBUTIONS

         1.       Effective  date.   This  section  shall  be  effective  for  limitation   years  beginning  after
December 31, 2001.

         2.       Maximum  annual  addition.  Except to the extent  permitted  under section 414(v) of the Code, if applicable,  the annual  addition that may be  contributed or allocated to a  participant's  account under the plan for any limitation year shall not exceed the lesser of:

         (a)      $ 40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

         (b)      100 percent of the participant's  compensation,  within the meaning of  section 415(c) (3) of the
Code, for the limitation year.

         The  compensation  limit referred to in (b) shall not apply to any contribution for medical benefits after separation  from  service  (within  the  meaning of  section 401(h)  or  section 419A(f) (2)  of the Code) which is otherwise treated as an annual addition.

         SECTION 2.  INCREASE IN COMPENSATION LIMIT

         The annual  compensation of each  participant  taken into account in determining  allocations for any plan year beginning after December 31,  2001, shall not exceed $ 200,000,  as adjusted for  cost-of-living  increases in accordance with  section 401(a) (17) (B)  of the Code. Annual  compensation means compensation during the plan year or such other  consecutive  12-month  period over which  compensation is otherwise  determined  under the plan (the
determination   period).  The  cost-of-living   adjustment  in  effect  for  a  calendar  year  applies  to  annual compensation for the determination period that begins with or within such calendar year.

         SECTION 3.  MODIFICATION OF TOP-HEAVY RULES

         1.       Effective  date.  This  section  shall apply for  purposes of  determining  whether the plan is a top-heavy plan under  section 416(g) of the Code for plan years beginning after December 31,  2001, and whether the plan  satisfies  the minimum  benefits  requirements  of  section 416(c)  of the Code for such years.  This section amends Article XIII of the plan.

         2.       Determination of top-heavy status.

         2.1      Key  employee.  Key  employee  means any  employee or former  employee  (including  any  deceased employee)  who at any time  during  the plan  year that  includes  the  determination  date was an  officer  of the employer having annual compensation  greater than $ 130,000 (as adjusted under  section 416(i) (1)  of the Code for plan years beginning  after  December 31,  2002), a 5-percent  owner of the employer,  or a 1- percent owner of the employer  having  annual  compensation  of more  than $  150,000.  For  this  purpose,  annual  compensation  means compensation  within the meaning of  section 415(c) (3)  of the Code.  The  determination  of who is a key employee will be made in accordance with  section 416(i) (1)  of the Code and the applicable  regulations and other guidance of general applicability issued thereunder.

         2.2      Determination  of present  values and  amounts.  This  section 2.2  shall  apply for  purposes of determining  the present  values of accrued  benefits  and the amounts of account  balances of  employees as of the determination date.

         2.2.1    Distributions  during  year  ending on the  determination  date.  The  present  values of accrued benefits  and the amounts of account  balances of an employee as of the  determination  date shall be  increased by the  distributions  made with respect to the employee  under the plan and any plan  aggregated  with the plan under section 416(g) (2)  of the Code during the 1-year period ending on the determination  date. The preceding  sentence shall also apply to  distributions  under a  terminated  plan which,  had it not been  terminated,  would have been aggregated  with the plan under  section 416(g) (2) (A) (i)  of the Code. In the case of a distribution  made for a reason other than  separation from service,  death, or disability,  this provision shall be applied by substituting
"5-year period" for "1-year period."

         2.2.2    Employees not  performing  services  during year ending on the  determination  date.  The accrued benefits and accounts of any  individual who has not performed  services for the employer  during the 1-year period ending on the determination date shall not be taken into account.

         3.       Minimum benefits.

         3.1      Matching  contributions.  Employer  matching  contributions  shall  be  taken  into  account  for purposes of satisfying the minimum contribution  requirements of  section 416(c) (2)  of the Code and the plan. The preceding  sentence  shall apply with  respect to matching  contributions  under the plan or, if the plan  provides that the  minimum  contribution  requirement  shall be met in another  plan,  such other  plan.  Employer  matching contributions  that are used to  satisfy  the  minimum  contribution  requirements  shall be  treated  as  matching contributions for purposes of the actual  contribution  percentage test and other requirements of section 401(m) of the Code.

         3.2      Contributions  under other plans.  The  Employer  also  maintains  the  Frontier  Airlines,  Inc.
Retirement  Savings  Plan, a defined  contribution  profit  sharing plan with a cash or deferred  arrangement  (the
"401(k)  Plan").  A Participant  who  participates  both in this plan and the 401(k) Plan shall receive the minimum contribution in this plan.
         SECTION 4.  DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

         1.       Effective date.  This section shall apply to distributions made after December 31, 2001.

         2.       Modification  of  definition of eligible  retirement  plan.  For purposes of the direct  rollover provisions  in  section 6.5(f)  of the plan,  an  eligible  retirement  plan shall  also mean an  annuity  contract described in section 403(b)  of the Code and an eligible plan under  section 457(b) of the Code which is maintained by a  state,  political  subdivision  of a  state,  or any  agency  or  instrumentality  of a  state  or  political subdivision  of a state and which agrees to  separately  account for amounts  transferred  into such plan from this plan. The  definition of eligible  retirement  plan shall also apply in the case of a  distribution  to a surviving spouse,  or to a spouse or former spouse who is the alternate payee under a qualified  domestic  relation order, as defined in section 414(p) of the Code.

         3.       Modification   of   definition   of   eligible   rollover   distribution   to  exclude   hardship
distributions.  For purposes of the direct rollover  provisions in  section 6.5(f)  of the plan, any amount that is distributed on account of hardship  shall not be an eligible  rollover  distribution  and the  distributee  may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

         4.       Modification  of definition  of eligible  rollover  distribution  to include  after-tax  employee contributions.  For  purposes of the direct  rollover  provisions  in  section 6.5(f)  of the plan,  a portion of a distribution  shall not fail to be an  eligible  rollover  distribution  merely  because  the  portion  consists of after-tax  employee  contributions  which  are not  includible  in  gross  income.  However,  such  portion  may be transferred only to an individual  retirement  account or annuity  described in  section 408(a) or (b) of the Code, or to a qualified  defined  contribution  plan  described  in  section 401(a)  or 403(a) of the Code that agrees to separately  account  for  amounts  so  transferred,  including  separately  accounting  for  the  portion  of  such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                                     FRONTIER AIRLINES, INC.

Date:______________________, 2001           By:_________________________________